SCHEDULE 14C (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

Check the appropriate box:

[X]  Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[ ]  Definitive Information Statement.


                         NUTRICEUTICALS.COM CORPORATION
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                (Name of Registrant as specified in its Charter)


                                      None.
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 (Name of person(s) Filing Information Statement, if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

         (1) Title of each class of securities to which transaction applies:


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         (2) Aggregate number of securities to which transaction applies:


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         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):


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         (4) Proposed maximum aggregate value of transaction:


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         (5) Total fee paid:


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[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:


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     (2)  Form, Schedule or Registration Statement No.:


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     (3)  Filing Party:

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     (4)  Date Filed:


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

                         NUTRICEUTICALS.COM CORPORATION
                              6950 BRYAN DAIRY ROAD
                                 LARGO, FL 33777
                         ------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD JANUARY 5, 2000
                    -----------------------------------------


TO THE SHAREHOLDERS OF NUTRICEUTICALS.COM CORPORATION:

         NOTICE IS HEREBY GIVEN, That a Special Meeting of the Shareholders of Nutriceuticals.com Corporation (the "Company") will be held at the Company's corporate offices located at 6950 Bryan Dairy Road, Largo, Florida 33777 at 10:00 a.m., local time, on January 5, 2000, for the following purposes:

         1. To consider and vote upon a proposal to amend the Company's Articles of Incorporation to change the name of the Company to "DrugMax.com, Inc."; and

         2. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

         The foregoing proposal to change the Company's name is more completely described in the accompanying Information Statement.

         Action may be taken on the foregoing proposal at the Special Meeting. The Board of Directors has fixed December 10, 1999, at the close of business, as the record date for the determination of the shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof.

         Your vote is important and the Board of Directors would greatly appreciate your attendance at the Special Meeting. HOWEVER, WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                                        By Order of the Board of Directors,

                                               /s/ Stephen M. Watters
                                               ----------------------
                                                Stephen M. Watters
                                                    PRESIDENT


Largo, Florida
December 16, 1999

                         NUTRICEUTICALS.COM CORPORATION

                         ------------------------------

                              INFORMATION STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 5, 2000

                         -------------------------------

                               GENERAL INFORMATION

         This Proxy Statement is being furnished by the Board of Directors to the holders (the "Shareholders") of the common shares, par value $.001 per share ("Common Stock"), of Nutriceuticals.com Corporation., a Nevada corporation (the "Company"), in connection with the Special Meeting of Shareholders to be held on January 5, 2000, at 10:00 a.m., local time (the "Special Meeting"), and at any adjournments or postponements thereof. The Special Meeting will be held at the Company's corporate offices located at 6950 Bryan Dairy Road, Largo,
Florida 33777.

         At the Special Meeting, Shareholders will be asked to consider and vote on a proposal to amend the Company's Articles of Incorporation to change the name of the Company to "DrugMax.com, Inc."

                          RECORD DATE AND VOTING RIGHTS

         The Board of Directors has fixed the close of business on December 10, 1999 as the record date (the "Record Date") for the determination of the Shareholders of record entitled to receive notice of and to vote at the Special Meeting or any adjournments or postponements thereof. At the close of business on the Record Date, there were approximately 5,896,707 issued and outstanding shares of Common Stock of the Company (the only class of securities outstanding), held by approximately 543 holders of record. The presence of a majority of the outstanding shares of Common Stock as of the Record Date will constitute a quorum at the Special Meeting.

         This Information Statement is first being sent to Shareholders, together with the Notice of Special Meeting, on or about December 16, 1999.

                         PROPOSAL TO AMEND THE COMPANY'S
                            ARTICLES OF INCORPORATION
                           CHANGING THE CORPORATE NAME

         On December 6, 1999, the Board of Directors adopted a resolution to propose to the Shareholders that the Company change its corporate name from Nutriceuticals.com Corporation to "DrugMax.com, Inc." The Board of Directors believes that the proposed new name more accurately reflects the nature of the Company's core business. In order to change the Company's name, Shareholders must approve and adopt articles of amendment to the Company's Articles of Incorporation. The text of Article One of the Company's Articles of Incorporation will be amended to read as follows:

                                  " ARTICLE ONE

         The name of the corporation is: DrugMax.com, Inc. (the "Corporation")."

         The affirmative vote of a majority of the outstanding shares of Common Stock is required to adopt the proposal to change the Company's corporate name. Dynamic Health Products, Inc., Mr. Jugal K. Taneja, a director of the Company, and Mr. Stephen M. Watters, a director and the Company's President, collectively own, directly or indirectly, approximately 60% of the outstanding shares of Common Stock of the Company, and have indicated their intent to vote in favor of the proposal to change the Company's name. The vote represented by such shares is sufficient for approval of such proposal, without the affirmative vote of any other Shareholder.

                 THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                   THE PROPOSAL TO CHANGE THE CORPORATE NAME.

                 ----------------------------------------------

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's common stock as of December 10, 1999, by
(i) each person known to own beneficially more than 5% of the Company's Common Stock, (ii) each Director and Officer of the Company, and (iii) all Directors and Officers as a group. As of December 10, 1999 there were approximately 5,896,707 common shares issued and outstanding.

                                                                        AMOUNT AND NATURE       PERCENTAGE
      NAME AND ADDRESS                                                    OF BENEFICIAL             OF
     OF BENEFICIAL OWNER                                                    OWNER (1)              CLASS
     -------------------                                                -----------------       ----------

21st Century Healthcare Fund LLC (2)..........................               300,000                 5.1%
   6950 Bryan Dairy Road
   Largo, Florida 33777

Dynamic Health Products, Inc. (3) ............................             2,000,000                33.9%
    6950 Bryan Dairy Road
    Largo, Florida 33777

Stephen M. Watters............................................             1,000,000                17.0%

Dr. Howard L. Howell..........................................                     0                --

Jeffrey K. Peterson  .........................................                     0                --

M. Lisa Shasteen  ............................................                     0                --

Jugal K. Taneja (3) (4).......................................             2,538,815                43.1%

All Directors and Officers
    as a group (6 persons)....................................             3,538,815                61.7%
-----------------------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission. To our knowledge, the persons named in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and except as indicated in the other footnotes to this table. The business address of each of the Company's directors named above is: c/o Nutriceuticals.com Corporation, 6950 Bryan Dairy Road, Largo, Florida 33777.

(2) 21st Century Healthcare Fund, LLC, is a limited liability company of which Jugal K. Taneja is the principal.

(3) Jugal K. Taneja is a principal shareholder of Dynamic, with beneficial ownership of approximately 33% of its outstanding common stock. Members of Mr. Taneja's immediate family own in the aggregate an additional 20% of the outstanding shares of Dynamic, and collectively, he and his family exercise voting control over 53% of Dynamic's common stock.

(4) Includes (i) all of the shares held of record by Dynamic, (ii) all of the shares held of record by 21st Century Healthcare Fund, LLC, a limited liability company of which Jugal K. Taneja is the principal; (iii) 8,994 shares held of record by The First Delhi Trust, a trust established for the benefit of the children of Jugal K. Taneja; (iv) 18,000 shares held of record by Westminster Trust Company, a partnership in which Jugal K. Taneja is the general partner; and (v) 210,491 shares held of record by Manju Taneja, his spouse. Mr. Taneja disclaims voting power with respect to the shares held of record by his spouse.

                               SOLICITATION COSTS

         The Company will bear the costs of preparing, assembling and mailing the Information Statement in connection with the Special Meeting. Arrangements may be made with banks, brokerage houses, and other institutions, nominees, and fiduciaries, to forward the Information Statement to beneficial owners. The Company will, upon request, reimburse those persons and entities for expenses incurred in forwarding the Information Statement.

                                  OTHER MATTERS

         The management is not aware of any matters not referred to in the attached Notice of Special Meeting which will be presented for action at the meeting.

                                         By Order of the Board of Directors,

                                                /s/ Stephen M. Watters
                                                ----------------------
                                                  Stephen M. Watters
                                                       PRESIDENT

                                        3